BLACKROCK FUNDSSM

BlackRock Managed Volatility Portfolio

(the “Fund”)

Supplement dated May 4, 2015 to the Fund’s

Statement of Additional Information dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below:

The first paragraph is deleted in its entirety and replaced with the following:

Philip Green and Justin Christofel, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Green	21	24	3	0	0	2
	$14.00 Billion	$3.83 Billion	$3.03 Billion	$0	$0	$2.83 Billion
Justin Christofel, CFA	20	22	0	0	0	0
	$13.63 Billion	$5.06 Billion	$0	$0	$0	$0

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Green and Christofel is not measured against a specific benchmark.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range
Philip Green	$100,001 – $500,000
Justin Christofel, CFA	$1 – $10,000

Shareholders should retain this Supplement for future reference.